Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2013
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Basis of Presentation:
(a) Basis of Presentation:
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).Where necessary, comparative figure have been reclassified to conform in changes in presentation in the current year.

Principles of Consolidation:
(b) Principles of Consolidation:
The accompanying consolidated financial statements include the accounts of Navios Logistics and its subsidiaries, both majority and wholly-owned. All significant intercompany balances and transactions between these entities have been eliminated in the consolidated statements.

The Company also consolidates entities that are determined to be variable interest entities as defined in the accounting guidance, if it determines that it is the primary beneficiary The primary beneficiary of a variable interest entity (“VIE”) is the variable interest holder (e.g., a contractual counterparty or capital provider) deemed to have the controlling financial interest in the VIE and therefore must consolidate it. The primary beneficiary is not necessarily the party with the majority or even any of the voting interests in an entity. Rather, the primary beneficiary is the reporting entity that has both of the following characteristics: a) the power to direct the activities that most significantly impact the VIE's economic performance; and b) the obligation to absorb losses or the right to receive benefits that could potentially be significant to the VIE. A VIE is defined as a legal entity where either (a) equity interest holders as a group lack the characteristics of a controlling financial interest, including decision making ability and an interest in the entity's residual risks and rewards, or (b) the equity holders have not provided sufficient equity investment to permit the entity to finance its activities without additional subordinated financial support, or (c) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities either involve or are conducted on behalf of an investor that has disproportionately few voting rights.
Subsidiaries Included in the Consolidation:
Subsidiaries are those entities in which the Company has an interest of more than one half of the voting rights or otherwise has power to govern the financial and operating policies. The acquisition method of accounting is used to account for the acquisition of subsidiaries. The cost of an acquisition is measured as the fair value of the assets given up, shares issued or liabilities undertaken at the date of acquisition. The excess of the cost of acquisition over the fair value of the net assets acquired and liabilities assumed is recorded as goodwill.
Subsidiaries included in the consolidation:

				Statement of operations
Company Name	Country of Incorporation	Nature	Percentage of Ownership	2013	2012	2011
Corporacion Navios S.A.	Uruguay	Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Energias Renovables del Sur S.A.	Uruguay	Port-Terminal Rights Owning Company	100%	3/19-12/31	—	—
Nauticler S.A.	Uruguay	Sub-Holding Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Compania Naviera Horamar S.A.	Argentina	Vessel-Operating Management/Pushboat- Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Compania de Transporte Fluvial International S.A.	Uruguay	Sub-Holding Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Ponte Rio S.A.	Uruguay	Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Thalassa Energy S.A. (i)	Argentina	Barge-Owning Company	100%	1/1-11/19	1/1-12/31	1/1-12/31
HS Tankers Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
HS Navigation Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
HS Shipping Ltd. Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
HS South Inc.	Panama	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Petrovia Internacional S.A.	Uruguay	Land-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Mercopar S.A.	Paraguay	Operating/Barge-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Navegacion Guarani S.A.(ii)	Paraguay	Operating/Barge and Pushboat-Owning Company	100%	1/1-6/12	1/1-12/31	1/1-12/31
Hidrovia OSR S.A(iii)	Paraguay	Tanker-Owning Company/Oil Spill Response & Salvage Services	100%	1/1-7/10	1/1-12/31	1/1-12/31
Mercofluvial S.A.(iii)	Paraguay	Operating/Barge and Pushboat-Owning Company	100%	1/1-7/10	1/1-12/31	1/1-12/31
Petrolera San Antonio S.A.	Paraguay	POA Facility-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Stability Oceanways S.A.	Panama	Barge and Pushboat-Owning Operating Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Hidronave South American Logistics S.A.(iv)	Brazil	Pushboat-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Horamar do Brasil	Brazil	Non-Operating Company	100%	5/8-12/31	—	—
Navarra Shipping Corporation	Marshall Is.	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Pelayo Shipping Corporation	Marshall Is.	Tanker-Owning Company	100%	1/1-12/31	1/1-12/31	1/1-12/31
Navios Logistics Finance (US) Inc.	Delaware	Operating Company	100%	1/1-12/31	1/1-12/31	1/16-12/31
Varena Maritime Services S.A.	Panama	Barge and Pushboat-Owning Operating Company	100%	1/1-12/31	1/1-12/31	4/14-12/31
Merco Parana S.A (i)	Argentina	Barge Owning Company	100%	1/1-11/19	7/1-12/31	—

(i)      These companies were merged into Compania Naviera Horamar S.A on November 19, 2013.
(ii)      This company was merged into another Paraguayan company on June 12, 2013.
(iii)      These companies were merged into other Paraguayan companies on July 10, 2013.
(iv)      On July 10 2013, the Company became the sole shareholder of Hidronave South American Logistics S.A by acquiring the remaining 49% noncontrolling interest.

Use of Estimates:
(c) Use of Estimates:
The preparation of consolidated financial statements in conformity with the accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. On an on-going basis, management evaluates the estimates and judgments, including those related to uncompleted voyages, future drydock dates, the selection of useful lives for tangible and intangible assets, expected future cash flows from long-lived assets to support impairment tests, impairment test for goodwill, provisions necessary for losses on accounts receivable and demurrages, provisions for legal disputes, and contingencies. Management bases its estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates under different assumptions and/or conditions.

Cash and Cash Equivalents:	(d) Cash and Cash Equivalents: Cash and cash equivalents consist of cash on hand, deposits held with banks, and other short-term liquid investments with original maturities of three months or less.
Accounts Receivable, Net:
(e) Accounts Receivable, Net:
The amount shown as accounts receivable, net, at each balance sheet date, includes receivables from charterers for hire, freight and demurrage billings, net of a provision for doubtful accounts. At each balance sheet date, all potentially uncollectible accounts are assessed individually for purposes of determining the appropriate provision for doubtful accounts.

Insurance Claims:
(f) Insurance Claims:
Insurance claims at each balance sheet date consist of claims submitted and/or claims in the process of compilation or submission (claims pending). They are recorded on the accrual basis and represent the claimable expenses, net of applicable deductibles, incurred through December 31 of each reported period, which are expected to be recovered from insurance companies. Any remaining costs to complete the claims are included in accrued liabilities. Claims receivable mainly represent claims against vessels' insurance underwriters in respect of damages arising from accidents or other insured risks. While it is anticipated that claims receivable will be recovered within one year, such claims may not all be recovered within one year due to the attendant process of settlement. Nonetheless, amounts are classified as current as they represent amounts currently due to the Company. All amounts are shown net of applicable deductibles.

Inventories:
(g) Inventories:
Inventories, which primarily consist of petroleum products and other inventories such as lubricants and stock provisions on board of the owned vessels at period end, are valued at the lower of cost or market as determined on the first-in, first-out basis.

Barges, Pushboats and Other Vessels:
(h) Barges, Pushboats and Other Vessels:
Barges, pushboats and other vessels acquired as part of a business combination or asset acquisition are recorded at fair value on the date of acquisition. All other barges, pushboats and other vessels acquired are stated at cost, which consists of the contract price, capitalized interest and any material expenses incurred upon acquisition (improvements and delivery expenses). Subsequent expenditures for major improvements and upgrading are capitalized, provided they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the assets. The cost and related accumulated depreciation of assets retired or sold are removed from the accounts at the time of the sale or retirement and any gain or loss is included in the accompanying consolidated statements of income.
Interest costs incurred during the construction or long-term construction projects (until the asset is substantially complete and ready for its intended use) are capitalized. Capitalized interest for the year ended December 31, 2013 amounted to $1,827 ($535 in 2012 and $312 in 2011). See also Note 7.
Expenditures for routine maintenance and repairs are expensed as incurred.
Depreciation is computed using the straight-line method over the useful life of the assets, after considering the estimated residual value. Management estimates the useful life of the majority of the Company's vessels to be between 15 and 40 years from the asset's original construction or acquisition with the exception of certain product tankers for which their useful life was estimated to be 44 to 45 years. However, when regulations place limitations over the ability of a vessel to trade on a worldwide basis, its useful life is re-estimated to end at the date such regulations become effective. An increase in the useful life of a vessel or in its residual value would have the effect of decreasing the annual depreciation charge and extending it into later periods. A decrease in the useful life of a vessel or in its residual value would have the effect of increasing the annual depreciation charge.

Port Terminals and Other Fixed Assets, net:
(i) Port Terminals and Other Fixed Assets, net:
Port terminals and other fixed assets acquired as part of a business combination are recorded at fair value on the date of acquisition. All other port terminals and other fixed assets are stated at cost and are depreciated utilizing the straight-line method at rates equivalent to their average estimated economic useful lives. The cost and related accumulated depreciation of assets retired or sold are removed from the accounts at the time of sale or retirement and any gain or loss is included in the accompanying consolidated statements of income.
Useful lives of the assets are:

Dry port terminal	5 to 40 years
Oil storage, plant and port facilities for liquid cargoes	5 to 20 years
Other fixed assets	5 to 10 years

.

Impairment of Long-Lived Assets:
(j) Impairment of Long-Lived Assets:
Vessels, other fixed assets and other long-lived assets held and used by Navios Logistics are reviewed periodically for potential impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be fully recoverable. In accordance with accounting for long-lived assets, management determines projected undiscounted cash flows for each asset group and compares it to its carrying amount. In the event that projected undiscounted cash flows for an asset group is less than its carrying amount, then management reviews fair values and compares them to the asset's carrying amount. In the event that impairment occurs, an impairment charge is recognized by comparing the asset's carrying amount to its fair value. For the purposes of assessing impairment, long lived-assets are grouped at the lowest levels for which there are separately identifiable cash flows.
For the year ended December 31, 2013, the management of Navios Logistics after considering various indicators, including but not limited to the market price of its long-lived assets, its contracted revenues and cash flows over the remaining useful life of its long-lived assets and the economic outlook, concluded that no impairment analysis should be performed on the long-lived assets.
Although management believes the underlying indicators supporting this conclusion are reasonable, if charter rate trends and the length of the current market downturn occur, management may be required to perform impairment analysis in the future that could expose Navios Logistics to material charges in the future.
No impairment loss was recognized for any of the periods presented.

Deferred Drydock and Special Survey Costs:
(k) Deferred Drydock and Special Survey Costs:
The Company's vessels are subject to regularly scheduled drydocking and special surveys that are carried out every five years for oceangoing vessels and every seven years for pushboats and barges, to coincide with the renewal of the related certificates issued by the classification societies, unless a further extension is obtained under certain conditions. The costs of drydocking and special survey are deferred and amortized over the above mentioned periods or to the next drydocking or special survey date if such has been determined. Unamortized drydocking or special survey costs of vessels sold are charged against income in the year the vessel is sold. Costs capitalized as part of the drydocking or special survey consist principally of the actual costs incurred at the yard, spare parts, paints, lubricants and fuel, labour and services incurred solely during the drydocking or special survey period. For each of the years ended December 31, 2013, 2012 and 2011, the amortization expense was $3,392, $1,332 and $718, respectively and the payments for drydocking and special survey were $10,017, $5,274 and $5,546, respectively. Accumulated amortization as of December 31, 2013 and 2012 amounted to $6,176 and $2,784, respectively.

Deferred Financing Costs:
(l) Deferred Financing Costs:
Deferred financing costs include fees, commissions and legal expenses associated with obtaining or modifying loan facilities. These costs are amortized over the life of the related debt using the effective interest rate method, and are included in interest expense. Amortization expense for each of the years ended December 31, 2013, 2012 and 2011 was $776, $1,090 and $1,185, respectively.

Goodwill and Other Intangibles:
(m) Goodwill and Other Intangibles:
(i)  Goodwill: Goodwill is tested for impairment at the reporting unit level at least annually. The Company evaluates impairment of goodwill using a two-step process. First, the aggregate fair value of the reporting unit is compared to its carrying amount, including goodwill. The Company determines the fair value of the reporting unit based on discounted cash flow analysis and believes that the discounted cash flow analysis is the best indicator of fair value for its individual reporting units.
The fair value for goodwill impairment testing was estimated using the expected present value of future cash flows, using judgments and assumptions that management believes were appropriate in the circumstances. The significant factors and assumptions the Company used in its discounted cash flow analysis included: EBITDA, the discount rate used to calculate the present value of future cash flows and future capital expenditures. EBITDA assumptions included revenue assumptions, general and administrative expense growth assumptions, and direct vessel expenses growth assumptions. The future cash flows from operations were determined principally by combining revenues from existing contracts and estimated revenues based on the historical performance of each segment, including utilization rates and actual storage capacity.
If the fair value of a reporting unit exceeds the carrying amount, no impairment exists. If the carrying amount of the reporting unit exceeds the fair value, then the Company must perform the second step to determine the implied fair value of the reporting unit's goodwill and compare it with its carrying amount. The implied fair value of goodwill is determined by allocating the fair value of the reporting unit to all the assets and liabilities of that reporting unit, as if the reporting unit had been acquired in a business combination and the fair value of the reporting unit was the purchase price. If the carrying amount of the goodwill exceeds the implied fair value, then goodwill impairment is recognized by writing the goodwill down to its implied fair value.
No impairment loss was recognized for any of the periods presented.
(ii) Intangibles Other Than Goodwill: Navios Logistics' intangible assets consist of favorable lease terms, customer relationships, trade name and port terminal operating rights.
Intangible assets resulting from acquisitions accounted for using the purchase method of accounting are recorded at fair value as estimated based on market information, the “relief from royalty” method or discounted cash flows.
The fair value of the trade name was determined based on the “relief from royalty” method which values the trade name based on the estimated amount that a company would have to pay in an arm's length transaction in order to use that trade name. Other intangibles that are being amortized, such as the amortizable portion of favorable leases, port terminal operating rights and customers relationships, would be considered impaired if their fair market value could not be recovered from the future undiscounted cash flows associated with the asset. The fair value of customer relationships was determined based on the “excess earnings” method, which relies upon the future cash flow generating ability of the asset. The asset is amortized under the straight line method over 20 years.
When intangible assets or liabilities associated with the acquisition of a vessel are identified, they are recorded at fair value. Fair value is determined by reference to market data and the discounted amount of expected future cash flows. Where charter rates are higher than market charter rates, an asset is recorded, being the difference between the acquired charter rate and the market charter rate for an equivalent vessel. Where charter rates are less than market charter rates, a liability is recorded, being the difference between the assumed charter rate and the market charter rate for an equivalent vessel. The determination of the fair value of acquired assets and assumed liabilities requires us to make significant assumptions and estimates of many variables including market charter rates, expected future charter rates, the level of utilization of our vessels and our weighted average cost of capital. The use of different assumptions could result in a material change in the fair value of these items, which could have a material impact on our financial position and results of operations.
The amortizable value of favorable leases is amortized over the remaining life of the lease term and the amortization expense is included in the statement of income under the caption “Amortization of intangible assets”.
No impairment loss was recognized for any of the period presented.
Amortizable intangible assets are amortized under the straight-line method according to the following weighted average amortization periods:
Intangible Assets/Liabilities	Years
Trade name	10
Favorable lease terms	2 to 5
Port terminal operating rights	20 to 25
Customers relationships	20

.

Foreign Currency Translation:
(n) Foreign Currency Translation:
The Company's and its subsidiaries' functional currency and reporting currency is the U.S. dollar. Therefore, the financial statements of the foreign operations are translated using the exchange rate at the balance sheet date except for property and equipment and equity, which are translated at historical rates. The Company's subsidiaries in Uruguay, Argentina, Brazil and Paraguay transact part of their operations in Uruguayan pesos, Argentinean pesos, Brazilian reals and Paraguayan guaranies. However, all of the subsidiaries' primary cash flows are U.S. dollar-denominated. Transactions in currencies other than the functional currency are translated at the exchange rate in effect at the date of each transaction. Differences in exchange rates during the period between the date a transaction denominated in a foreign currency is consummated and the date on which it is either settled or translated, are recognized in the consolidated statement of income.
The foreign currency exchange gains/(losses) recognized in the consolidated statement of income for each of the years ended December 31, 2013, 2012 and 2011 were $414, $(279) and $(645), respectively.

Provisions for contingencies losses:
(o) Provisions for contingencies losses:
The Company, in the ordinary course of business, is subject to various claims, suits and complaints. Management, in consultation with internal and external advisers, will provide for a contingent loss in the financial statements if the contingency loss is probable at the date of the financial statements and the amount of the loss can be reasonably estimated. If the Company has determined that the reasonable estimate of the probable loss is a range and there is no best estimate within the range, the Company will accrue the lower amount of the range. For probable losses accrued any reasonably possible loss in excess of amounts accrued are disclosed. See Note 15,“Commitments and Contingencies” for further discussion.

Segment Reporting:
(p) Segment Reporting:
Operating segments, as defined, are components of an enterprise for which separate financial information is available that is evaluated regularly by the chief operating decision makers in deciding how to allocate resources and in assessing performance. Based on the Company's methods of internal reporting and management structure, the Company has three reportable segments: Port Terminal Business, Cabotage Business and Barge Business. See Note 22 for details.

Revenue and Expense Recognition:
(q) Revenue and Expense Recognition:
Revenue is recorded when (i) services are rendered, (ii) the Company has signed a charter agreement or other evidence of an arrangement, (iii) the price is fixed or determinable, and (iv) collection is reasonably assured. The Company generates revenue from time charters, bareboat charters, contracts of affreightment/voyage contracts, demurrages and contracts covering dry or liquid port terminal operations.
Revenue from time chartering and bareboat chartering is earned and recognized on a daily basis as the service is delivered. Revenue from contracts of affreightment/voyage contracts is recognized based upon the percentage of voyage completion. A voyage is deemed to commence upon the departure of the barge after discharge under the previous voyage and is deemed to end upon the completion of discharge under the current voyage. The percentage of voyage completion is based on the days traveled as of the balance sheet date divided by the total days expected for the voyage. The position of the barge at the balance sheet date is determined by the days traveled as of the balance sheet date over the total voyage of the pushboat having the barge in tow. Revenue arising from contracts that provide our customers with continuous access to convoy capacity is recognized ratably over the period of the contracts.
Demurrage income represents payments made by the charterer to the vessel owner when loading or discharging time exceeds the stipulated time in the voyage charter and is recognized as it is earned.
Deferred revenue primarily relates to cash received from clients in either of the Company's businesses prior to it being earned. These amounts are recognized as revenue over the period that the service is rendered.
Revenues from dry port terminal operations consist of an agreed flat fee per ton and cover the services performed to unload barges (or trucks), transfer the product into the silos for temporary storage and then loading the oceangoing vessels. Revenues are recognized upon completion of loading of the oceangoing vessels. Additionally, fees are charged for vessel dockage and for storage time in excess of contractually specified terms. Dockage revenues are recognized ratably up to completion of loading. Storage fees are assessed and recognized when the product remains in the silo storage beyond the contractually agreed time allowed. Storage fee revenue is recognized ratably over the storage period and ends when the product is loaded onto the oceangoing vessel.
Revenues from liquid port terminal operations consist mainly of sales of petroleum products in the Paraguayan market. Additionally, revenues consist of an agreed flat fee per cubic meter to cover the services performed to unload barges, transfer the products into the tanks for temporary storage and then loading the trucks. Revenues are recognized upon completion of loading the trucks. Additionally, fees are charged for storage time in excess of contractually specified terms. Storage fee revenue is recognized ratably over the storage period and ends when the product is loaded onto the trucks.
Time Charter, Voyage and Port Terminal Expenses:
Time charter and voyage expenses comprise all expenses related to each particular voyage, including time charter hire paid and voyage freight paid, bunkers, port charges, canal tolls, cargo handling, agency fees and brokerage commissions.
Direct Vessel Expenses:
Direct vessel expenses consist of all expenses relating to the operation of vessels, including crewing, repairs and maintenance, victualing costs, dockage expenses, insurance, stores and lubricants and miscellaneous expenses such as communications.

Financial Instruments:
(r) Financial Instruments:
Financial instruments carried on the balance sheet include cash and cash equivalents, restricted cash, trade receivables and payables, other receivables, long-term debt and other liabilities. The particular recognition methods applicable to each class of financial instrument are disclosed in the applicable significant accounting policy description of each item, or included below as applicable.
Financial risk management: The Company's activities expose it to a variety of financial risks including fluctuations in future freight rates, time charter hire rates, and fuel prices, credit and interest rates risk. Risk management is carried out under policies approved by management. Guidelines are established for overall risk management, as well as specific areas of operations.
Credit risk: The Company closely monitors its exposure to customers and counterparties for credit risk. Navios Logistics, through its access to Navios Holdings policies and personnel, has policies designed to limit trading to customers and counterparties with an appropriate credit history. Credit risk with respect to accounts receivable is reduced by the Company by rendering services to established international operators. Management believes that no additional credit risk beyond amounts provided for collection losses is inherent in the Company's trade receivables.
Liquidity risk: Prudent liquidity risk management implies maintaining sufficient cash and marketable securities, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. The Company monitors cash balances for their working capital needs.
Foreign exchange risk: Foreign currency transactions are translated into the measurement currency rates prevailing at the dates of transactions. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies are recognized in the consolidated statement of income.

Earnings/(losses) per Share:
(s) Earnings/(losses) per Share:
Basic earnings/(losses) per share are computed by dividing net income/(loss) by the weighted average number of common shares outstanding during the periods presented. There are no dilutive or potentially dilutive securities, accordingly there is no difference between basic and diluted net income/(loss) per share.

Income Taxes:
(t) Income Taxes:
The Company is a Marshall Islands corporation. The Company believes that substantially all of its operations are exempt from income taxes in the Marshall Islands. The Company's subsidiaries are, however, subject to income taxes in some of the countries in which they operate, mainly Argentina, Brazil and Paraguay. The Company's operations in Uruguay and Panama are exempt from income taxes. As per the tax laws of the countries in which the Company operates that are subject to income taxes, the provisions for income taxes have been computed on a separate return basis (i.e., the Company does not prepare a consolidated income tax return). All income tax payments are made by the subsidiaries as required by the respective tax laws.
At any point in time, the Company may have tax audits underway at various stages of completion. The Company evaluates the tax positions and establishes liabilities for uncertain tax positions that may be challenged by local authorities and may not be fully sustained, despite the Company's belief that the underlying tax positions are fully supportable. Uncertain tax positions are reviewed on an ongoing basis and are adjusted in light of changing facts and circumstances, including progress of tax audits, developments in case law, and closing of statute of limitations. Such adjustments are reflected in the tax provision as appropriate.
Argentinean companies have open tax years ranging from 2006 and onwards and Paraguayan and Brazilian companies have open tax years ranging from 2008 and onwards. In relation to these open tax years, the Company believes that there are no material uncertain tax positions. The Company is generally not able to reliably estimate the ultimate settlement amounts until the close of an audit.
The Company classifies interest and penalties, related to income taxes in the consolidated statement of income under income taxes.
The asset and liability method is used to account for future income taxes. Under this method, future income tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts and the tax bases of assets and liabilities. Future income tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on future income tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A deferred tax asset is recognized for temporary differences or losses carried forward that will result in deductible amounts in future years. Valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax asset will not be realized.

Other Taxes:
(u) Other Taxes:
Minimum presumed income tax (MPIT):
Under the tax laws of Argentina, the Company's subsidiaries in that country are subject to a minimum presumed income tax, or MPIT. This tax is supplementary to income tax. The tax is calculated by applying the effective tax rate of 1% on the tax basis of certain assets. The subsidiaries' tax liabilities will be the higher of income tax or MPIT. However, if the MPIT exceeds income tax during any fiscal year, such excess may be computed as a prepayment of any income tax excess over the MPIT that may arise in the next ten fiscal years. The Company recorded as other long-term assets a total amount of $923 for the year ended December 31, 2013 ($787 in 2012) in relation to MPIT.
Turnover tax:
Under the tax laws of Argentina, the Company's subsidiaries in that country are subject to taxes levied on gross revenues. Rates differ depending on the jurisdiction where revenues are earned for tax purposes. Average rates were approximately 4.9% for the year ended December 31, 2013 (4.7% and 4.2% for 2012 and 2011, respectively). Turnover taxes are recorded as part of taxes other than income tax in the consolidated statement of income and amounted to $3,265 for the year ended December 31, 2013 ($3,365 in 2012 and $3,276 in 2011).

Dividends:	(v) Dividends: Dividends are recorded in the Company's consolidated financial statements in the period in which they are declared.
Pension Information:
(w) Pension Information:
The Company does not maintain any pension plans. The laws in the different countries in which the Company carries out its operations provide for pension benefits to be paid to retired employees from government pension plans and/or privately-managed pension funds.

Severance Payments:
(x) Severance Payments:
Under certain laws and labor agreements of the countries in which the Company conducts its operations, the Company is required to make minimum severance payments to its dismissed employees without cause and employees leaving its employment in certain other circumstances. Accrual of severance costs is made if they relate to services already rendered, are related to rights that accumulate or vest, are probable of payment and are reasonably estimable. While the Company expects to make severance payments in the future, it is impossible to estimate the number of employees that will be dismissed without proper cause in the future, if any, and accordingly the Company has not recorded such liability. Instead, severance payments are expensed as incurred.

Recent Accounting Pronouncements:
(y) Recent Accounting Pronouncements:
Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income
         In February 2013, the Financial Accounting Standards Board ("FASB") issued amended standards requiring additional disclosures for other comprehensive income. The amended standards require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period. The amendments apply to all entities that issue financial statements that are presented in conformity with U.S. GAAP and that report items of other comprehensive income. Public companies are required to comply with these amendments for all reporting periods presented, including interim periods. For public entities, the amendments are effective prospectively for reporting periods beginning after December 15, 2012. The adoption of the new standard did not have impact on Navios Logistics' consolidated financial statements.